EXHIBIT 10.5

INDUSTRIAL DEVELOPMENT REVENUE BONDS,
PROMISSORY NOTE 2007C DATED FEBRUARY 28, 2007

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE APPLICABLE STATE “BLUE SKY” LAWS AND REGULATIONS OF ANY STATE AND MAY NOT BE DISPOSED OF TO ANY PERSON OTHER THAN NEKOOSA PORT EDWARDS STATE BANK, NEKOOSA, WISCONSIN, UNLESS IT IS REGISTERED THEREUNDER OR THERE IS DELIVERED TO NEKOOSA PORT EDWARDS STATE BANK, NEKOOSA, WISCONSIN, OR ITS SUCCESSOR AS TRUSTEE UNDER A BOND AGREEMENT DATED EVEN HEREWITH, AN OPINION OF RECOGNIZED COUNSEL SATISFACTORY TO NEKOOSA PORT EDWARDS STATE BANK, NEKOOSA, WISCONSIN, OR ITS SUCCESSOR AS TRUSTEE, TO THE EFFECT THAT IT MAY BE RESOLD OR OTHERWISE DISPOSED OF PURSUANT TO EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

PROMISSORY NOTE
(Series 2007C)

$500,000	February 28, 2007

FOR VALUE RECEIVED, the undersigned, Advanced Fiberglass Technologies, Inc., M & W Fiberglass, LLC and Jamie L. Mancl and Jennifer Mancl (the “Borrowers,” which term shall be construed to include the heirs, personal representatives, and successors and assigns of the Borrowers), promise to pay to the order of the CITY OF WISCONSIN RAPIDS, WISCONSIN, a municipality existing under the laws of the State of Wisconsin (the “Issuer”), the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (or so much as may have been requisitioned under that certain Bond Agreement (the “Bond Agreement”) dated February 28, 2007 by and among the Issuer, the Borrowers, Nekoosa Port Edwards State Bank, Nekoosa, Wisconsin, as Trustee, and Nekoosa Port Edwards State Bank, Nekoosa, Wisconsin, as Original Purchaser, which Bond Agreement secures the Bonds referenced above), payable in the same installments of principal and interest, due on the same dates and at the same interest rates and premiums, as are set forth for the Bonds in the Bond Agreement.

This Promissory Note constitutes the Promissory Note issued under the Bond Agreement, which Bond Agreement is hereby incorporated herein by this reference.  Reference is hereby made to the Bond Agreement for a statement of the terms and conditions on which the Loan evidenced hereby was made, for a description of the circumstances under which there shall be credits allowed against the installments of principal and interest on this Promissory Note, and for a description of the terms and conditions upon which this Promissory Note may be prepaid or its maturity accelerated.

ADVANCED FIBERGLASS TECHNOLOGIES, INC., a Wisconsin corporation By: /s/ Jamie L. Mancl Jamie L. Mancl, President	M & W FIBERGLASS, LLC, a Wisconsin limited liability company By: /s/ Jamie L. Mancl Jamie L. Mancl, Sole Member
/s/ Jamie L. Mancl JAMIE L. MANCL	/s/ Jennifer Mancl JENNIFER MANCL

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, City of Wisconsin Rapids, Wisconsin, hereby assigns, without recourse, all its right, title and interest in and to the above Promissory Note to Nekoosa Port Edwards State Bank, Nekoosa, Wisconsin, or its successor or successors, as Trustee under the Bond Agreement referenced above.

Dated:  February 28, 2007.

CITY OF WISCONSIN RAPIDS, WISCONSIN By: /s/ Mary J. Carson Mary Jo Carson, Mayor By: /s/ Vernon J. Borth Vernon J. Borth City Clerk